SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 11, 2009
AMERICAN EXPRESS
RECEIVABLES
FINANCING
CORPORATION V LLC
on behalf of
AMERICAN EXPRESS
ISSUANCE TRUST
(as Originator of the American Express Issuance Trust)
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	20-2007139 (I.R.S. Employer Identification Number)	333-130522-01 (Commission File Number)
200 Vesey Street
Mail Stop 01-31-12
New York, New York 10285
(212) 640-2000
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of Registrant’s Principal Executive Offices)
N/A
(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01.
Item 9.01. Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-4.1: AMENDMENT TO INDENTURE SUPPLEMENTS

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	On February 11, 2009, American Express Issuance Trust amended its (i) Series 2007-1 Supplement, dated as of November 1, 2007, and (i) Series 2007-2 Supplement, dated as of November 1, 2007, to its Amended and Restated Indenture, dated as of November 1, 2007, with its Amendment to Indenture Supplements, dated as of February 11, 2009. The Amendment to Indenture Supplements is attached hereto as Exhibit 4.1.

Item 9.01.	Exhibits.
The following are filed as Exhibits to this Report under Exhibit 4.

Exhibit 4.1	Amendment to Indenture Supplements, dated as of February 11, 2009, between American Express Issuance Trust and The Bank of New York Mellon (formerly The Bank of New York).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation V LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant
By:	/s/ John D. Koslow
Name:	John D. Koslow
Title:	Vice President

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Amendment to Indenture Supplements, dated as of February 11, 2009, between American Express Issuance Trust and The Bank of New York Mellon (formerly The Bank of New York).